Exhibit 99.2 Supplemental Information Package 2025 Second Quarter

Orion Supplemental Information June 30, 2025 Section Page About the Data 3 Forward-Looking Statements 4 Company Overview 6 Balance Sheets 8 Statements of Operations 9 Funds From Operations (FFO), Core FFO and Funds Available for Distribution (FAD) 10 EBITDA, EBITDAre and Adjusted EBITDA 11 Capital Structure 12 Debt Detail 13 Ratio Analysis 14 Credit Facility Revolver Covenants 15 Net Operating Income (NOI) and Cash NOI 16 Leasing Activity 17 Vacant Property Operating Expenses 19 Dispositions 20 Diversification Statistics: Real Estate Portfolio 21 Tenants Comprising Over 1% of Annualized Base Rent 22 Tenant Industry Diversification 23 Lease Expirations 24 Lease Summary 25 Operating Property Geographic Diversification 26 Operating Property Type 27 Full Portfolio 28 Non-Operating Properties 30 Unconsolidated Joint Venture Investment Summary 31 Definitions 32 Q2 2025 SUPPLEMENTAL INFORMATION Orion Properties Inc. | WWW.ONLREIT.COM | 2

About the Data This data and other information described herein are as of and for the quarter ended June  30, 2025, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the consolidated financial statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations sections contained in Orion Properties Inc.'s (the "Company," "Orion," "us," "our" and "we") Quarterly Reports on Form 10-Q for the periods ended June 30, 2025 and March 31, 2025 and Annual Report on Form 10-K for the year ended December 31, 2024. Q2 2025 SUPPLEMENTAL INFORMATION Orion Properties Inc. | WWW.ONLREIT.COM | 3

Forward-Looking Statements Information set forth herein includes “forward-looking statements” which reflect the Company's expectations and projections regarding future events and plans, future financial condition, results of operations, liquidity and business, including leasing and occupancy, acquisitions, dispositions, rent receipts, expected borrowings and financing costs and the payment of future dividends. Generally, the words "anticipates," "assumes," "believes," "continues," "could," "estimates," "expects," "goals," "intends," "may," "plans," "projects," "seeks," "should," "targets," "will," "guidance," variations of such words and similar expressions identify forward-looking statements. These forward-looking statements are based on information currently available to the Company and involve a number of known and unknown assumptions and risks, uncertainties and other factors, which may be difficult to predict and beyond the Company's control, that could cause actual events and plans or could cause the Company's business, financial condition, liquidity and results of operations to differ materially from those expressed or implied in the forward-looking statements. These factors include, among other things, those discussed below. Information regarding historical rent collections should not serve as an indication of future rent collections. We disclaim any obligation to publicly update or revise any forward-looking statements, whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as may be required by law. The following are some, but not all, of the assumptions, risks, uncertainties and other factors that could cause the Company's actual results to differ materially from those presented in the forward-looking statements: • the risk of rising interest rates, including that our borrowing costs may increase and we may be unable to extend or refinance our debt obligations on favorable terms and in a timely manner, or at all, including our credit facility revolver which has no remaining extension options; • the risk of inflation, including that our operating costs, such as insurance premiums, utilities, real estate taxes, capital expenditures and repair and maintenance costs, may rise; • conditions associated with the global market, including an oversupply of office space, tenant credit risk and general economic conditions and geopolitical conditions; • uncertainties regarding future actions that may be taken by Kawa Capital Management, Inc. in furtherance of its unsolicited proposal; • the risk that recent changes in United States trade policy and the imposition of new tariffs continue to create disruption in macroeconomic conditions and could adversely impact our lenders, tenants and prospective tenants, and cause them to reduce or decline to do business with us or fail to meet their obligations to us; • the extent to which changes in workplace practices and office space utilization, including remote and hybrid work arrangements, and changes in government budgetary priorities, will continue and the impact that may have on demand for office space at our properties; • our ability to acquire new properties, convert certain vacant properties to multi-tenant use and sell non-core assets on favorable terms and in a timely manner, or at all; • risks associated with acquisitions, including the risk that we may not be in a position, or have the opportunity in the future, to make suitable property acquisitions on advantageous terms and/or that such acquisitions will fail to perform as expected; • our assumptions concerning tenant utilization and renewal probability of dedicated use assets, and our ability to successfully execute on our strategy to shift our portfolio concentration over time away from traditional office properties, towards more dedicated use assets; • our ability to comply with the terms of our credit agreements or to meet the debt obligations on our properties; • our ability to access the capital markets to raise additional equity or refinance maturing debt on favorable terms and in a timely manner, or at all; • changes in the real estate industry and in performance of the financial markets and interest rates and our ability to effectively hedge against interest rate changes; • the risk of tenants defaulting on their lease obligations, which is heightened due to our focus on single-tenant properties; • our ability to renew leases with existing tenants or re-let vacant space to new tenants on favorable terms and in a timely manner, or at all; Q2 2025 SUPPLEMENTAL INFORMATION Orion Properties Inc. | WWW.ONLREIT.COM | 4

• uncertainty as to whether the new Department of Government Efficiency, or DOGE, will lead to efforts by the General Services Administration to exercise termination options under or otherwise seek to terminate our leases with the United States Government or make it more likely the United States Government terminates the applicable lease at lease expiration; • the cost of rent concessions, tenant improvement allowances and leasing commissions; • the potential for termination of existing leases pursuant to tenant termination rights; • the amount, growth and relative inelasticity of our expenses; • risks associated with the ownership and development of real property; • risks accompanying our investment in and the management of OAP/VER Venture, LLC (the “Arch Street Joint Venture”), our unconsolidated joint venture, in which we hold a non-controlling ownership interest, including that our joint venture partner may not be able to contribute its share of capital requirements; • our ability to close pending real estate transactions, which may be subject to conditions that are outside of our control; • we may change our dividend policy at any time, and therefore the amount, timing and continued payment of dividends are not assured; • our properties may be subject to impairment charges; • risks resulting from losses in excess of insured limits or uninsured losses; • risks associated with the potential volatility of our common stock; and • the risk that we may fail to maintain our income tax qualification as a real estate investment trust. Additional factors that may affect future results are contained in the Company's filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as required by law. Q2 2025 SUPPLEMENTAL INFORMATION Orion Properties Inc. | WWW.ONLREIT.COM | 5

Company Overview (unaudited) Orion is a real estate company incorporated in the state of Maryland on July 1, 2021, which has elected to be taxed as a real estate investment trust ("REIT") for U.S. federal income tax purposes, commencing with its initial taxable year ended December 31, 2021. Orion is an internally managed REIT engaged in the ownership, acquisition and management of a diversified portfolio of office properties in high-quality suburban markets across the United States and leased primarily on a single-tenant net lease basis to creditworthy tenants. The Company's portfolio is comprised of traditional office properties, as well as governmental, medical office, flex/laboratory and R&D and flex/industrial properties. On March  5, 2025, the Company changed its name from Orion Office REIT Inc. to Orion Properties Inc. to better describe its broader investment strategy to shift its portfolio concentration over time away from traditional office properties, towards more dedicated use assets that have an office component. The Company defines dedicated use assets as those that include a substantial specialized use component such as government, medical, laboratory and research and development, and flex operations, and would therefore not be considered traditional office properties. As of June  30, 2025, Orion owned and operated a portfolio of 66 Operating Properties with an aggregate of 7.6 million leasable square feet located within 29 states. In addition, Orion owns a 20% equity interest in one Unconsolidated Joint Venture with an affiliate of Arch Street Capital Partners, which as of June 30, 2025, owned a portfolio of six properties with an aggregate of 1.0 million leasable square feet located in six states. As of June  30, 2025, approximately 68.5% of Annualized Base Rent was from Investment-Grade Tenants and 32.2% was from properties deemed to be dedicated use assets, the Occupancy Rate was 77.4%, or 77.7% adjusted for five traditional office Operating Properties that are currently under agreements to be sold, and the Weighted Average Remaining Lease Term was 5.5 years. Orion's Annualized Base Rent as of June 30, 2025 was approximately $118.9 million. The top tenants, tenant industries and geographic locations of the Company's Operating Properties are outlined in the following sections: "Tenants Comprising Over 1% of Annualized Base Rent," "Tenant Industry Diversification," and "Operating Property Geographic Diversification," respectively. Tenants, Trademarks and Logos Orion is not affiliated or associated with, is not endorsed by, does not endorse, and is not sponsored by or a sponsor of the tenants or of their products or services pictured or mentioned. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies. Q2 2025 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 6

Company Overview (continued) Senior Management Board of Directors Paul H. McDowell, Chief Executive Officer, President Reginald H. Gilyard, Non-Executive Chairman, Independent Director Gavin B. Brandon, Executive Vice President, Chief Financial Officer and Treasurer Kathleen R. Allen, Ph.D., Independent Director Christopher H. Day, Executive Vice President, Chief Operating Officer Richard J. Lieb, Independent Director Paul C. Hughes, General Counsel and Secretary Gregory J. Whyte, Independent Director Revea L. Schmidt, Senior Vice President, Chief Accounting Officer Paul H. McDowell, Chief Executive Officer, President and Director Corporate Offices and Contact Information 2398 E. Camelback Road, Suite 1060 122 E. 42nd Street, Suite 5100 Phoenix, AZ 85016 New York, NY 10168 602-698-1002 www.ONLREIT.com   Trading Symbol: ONL   Stock Exchange Listing: New York Stock Exchange   Transfer Agent Computershare Trust Company, N.A. 462 South 4th Street, Suite 1600 Louisville, KY 40202 855-866-0787 Q2 2025 SUPPLEMENTAL INFORMATION Orion Properties Inc. | WWW.ONLREIT.COM | 7

Balance Sheets (unaudited, in thousands) June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Assets Real estate investments, at cost: Land $ 219,221 $ 223,706 $ 227,145 $ 234,980 $ 222,730 Buildings, fixtures and improvements 1,044,379 1,058,186 1,055,307 1,089,798 1,060,726 Total real estate investments, at cost 1,263,600 1,281,892 1,282,452 1,324,778 1,283,456 Less: accumulated depreciation 189,673 185,982 177,906 180,683 172,476 Total real estate investments, net 1,073,927 1,095,910 1,104,546 1,144,095 1,110,980 Accounts receivable, net 26,983 24,128 22,833 24,144 23,122 Intangible lease assets, net 85,270 89,525 95,944 101,501 97,977 Cash and cash equivalents 17,384 9,384 15,600 16,564 24,224 Real estate assets held for sale, net — 14,923 9,671 — — Other assets, net 84,624 93,996 87,828 82,567 83,550 Total assets $ 1,288,188 $ 1,327,866 $ 1,336,422 $ 1,368,871 $ 1,339,853 Liabilities and Equity Mortgages payable, net $ 371,587 $ 371,403 $ 371,222 $ 353,373 $ 353,200 Credit facility revolver 110,000 132,000 119,000 130,000 107,000 Accounts payable and accrued expenses 36,031 27,924 31,585 32,237 26,941 Below-market lease liabilities, net 19,469 19,988 20,596 21,328 5,536 Distributions payable 1,126 1,124 5,633 5,595 5,595 Other liabilities, net 20,645 20,631 23,130 24,010 24,090 Total liabilities 558,858 573,070 571,166 566,543 522,362 Common stock 56 56 56 56 56 Additional paid-in capital 1,149,283 1,148,461 1,148,223 1,146,924 1,146,199 Accumulated other comprehensive loss (25) (1) (15) (102) (14) Accumulated deficit (421,302) (395,036) (384,348) (345,946) (330,136) Total stockholders' equity 728,012 753,480 763,916 800,932 816,105 Non-controlling interest 1,318 1,316 1,340 1,396 1,386 Total equity 729,330 754,796 765,256 802,328 817,491 Total liabilities and equity $ 1,288,188 $ 1,327,866 $ 1,336,422 $ 1,368,871 $ 1,339,853 Q2 2025 SUPPLEMENTAL INFORMATION Orion Properties Inc. | WWW.ONLREIT.COM | 8

Statements of Operations (unaudited, in thousands, except per share data) Three Months Ended June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Revenues: Rental $ 37,102 $ 37,797 $ 38,161 $ 38,976 $ 39,923 Fee income from unconsolidated joint venture 203 204 202 202 201 Total revenues 37,305 38,001 38,363 39,178 40,124 Operating expenses: Property operating 15,895 16,450 16,752 16,643 15,757 General and administrative 4,838 4,896 6,133 4,468 4,544 Depreciation and amortization 14,928 16,022 17,789 19,913 38,614 Impairments 19,503 1,709 22,187 — 5,680 Transaction related 75 64 157 105 167 Total operating expenses 55,239 39,141 63,018 41,129 64,762 Other (expenses) income: Interest expense, net (8,016) (8,156) (8,263) (8,170) (8,058) Gain on disposition of real estate assets 891 — — — — Loss on extinguishment of debt, net — — — — (1,078) Other income, net 296 253 407 208 209 Equity in loss of unconsolidated joint venture, net (271) (246) (243) (218) (163) Total other (expenses) income, net (7,100) (8,149) (8,099) (8,180) (9,090) Loss before taxes (25,034) (9,289) (32,754) (10,131) (33,728) Provision for income taxes (67) (66) 12 (76) (73) Net loss (25,101) (9,355) (32,742) (10,207) (33,801) Net income attributable to non-controlling interest (2) (6) (20) (10) — Net loss attributable to common stockholders $ (25,103) $ (9,361) $ (32,762) $ (10,217) $ (33,801) Weighted average shares outstanding - basic and diluted 56,254 56,043 55,950 55,948 55,910 Basic and diluted net loss per share attributable to common stockholders $ (0.45) $ (0.17) $ (0.59) $ (0.18) $ (0.60) Q2 2025 SUPPLEMENTAL INFORMATION Orion Properties Inc. | WWW.ONLREIT.COM | 9

Funds From Operations (FFO), Core FFO and Funds Available for Distribution (FAD) (unaudited, in thousands, except per share data) Three Months Ended June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Net loss attributable to common stockholders $ (25,103) $ (9,361) $ (32,762) $ (10,217) $ (33,801) Adjustments: Depreciation and amortization of real estate assets 14,897 15,988 17,753 19,875 38,582 Gain on disposition of real estate assets (891) — — — — Impairment of real estate assets 19,503 1,709 22,187 — 5,680 Proportionate share of Unconsolidated Joint Venture adjustments for items above, as applicable 475 469 464 464 464 FFO attributable to common stockholders $ 8,881 $ 8,805 $ 7,642 $ 10,122 $ 10,925 Transaction related 75 64 157 105 167 Amortization of deferred financing costs 922 912 928 920 914 Amortization of deferred lease incentives, net 115 104 136 126 124 Equity-based compensation, net 822 704 1,307 725 935 Loss on extinguishment of debt, net — — — — 1,078 Other adjustments, net 629 50 — — — Proportionate share of Unconsolidated Joint Venture adjustments for items above, as applicable 14 14 22 29 28 Core FFO attributable to common stockholders $ 11,458 $ 10,653 $ 10,192 $ 12,027 $ 14,171 Amortization of above and below market leases, net (321) (354) (122) (58) (429) Straight-line rental revenue (2,519) (3,631) (764) 1,283 240 Unconsolidated Joint Venture basis difference amortization 113 114 114 114 113 Capital expenditures and leasing costs (1) (15,572) (8,341) (8,247) (6,057) (6,319) Other adjustments, net 68 73 78 80 74 Proportionate share of Unconsolidated Joint Venture adjustments for the items above, as applicable 28 11 (17) (22) (22) FAD attributable to common stockholders $ (6,745) $ (1,475) $ 1,234 $ 7,367 $ 7,828 Weighted average shares outstanding - basic 56,254 56,043 55,950 55,948 55,910 Effect of weighted average dilutive securities (2) 47 267 325 236 99 Weighted average shares outstanding - diluted 56,301 56,310 56,275 56,184 56,009 FFO attributable to common stockholders per diluted share $ 0.16 $ 0.16 $ 0.14 $ 0.18 $ 0.20 Core FFO attributable to common stockholders per diluted share $ 0.20 $ 0.19 $ 0.18 $ 0.21 $ 0.25 FAD attributable to common stockholders per diluted share $ (0.12) $ (0.03) $ 0.02 $ 0.13 $ 0.14 ___________________________________ (1) Capital expenditures and leasing costs during the three months ended June 30, 2025 includes capitalized interest of $0.2 million primarily related to lease related commitments. (2) Dilutive securities include unvested restricted stock units net of assumed repurchases in accordance with the treasury stock method and exclude performance-based restricted stock units for which the thresholds have not been met by the end of the applicable reporting period. Such dilutive securities are not included when calculating net loss per diluted share applicable to the Company for the periods presented above, as the effect would be antidilutive. Q2 2025 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 10

EBITDA, EBITDAre and Adjusted EBITDA (unaudited, in thousands) Three Months Ended June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Net loss attributable to common stockholders $ (25,103) $ (9,361) $ (32,762) $ (10,217) $ (33,801) Adjustments: Interest expense, net 8,016 8,156 8,263 8,170 8,058 Depreciation and amortization 14,928 16,022 17,789 19,913 38,614 Provision for income taxes 67 66 (12) 76 73 Proportionate share of Unconsolidated Joint Venture adjustments for items above, as applicable 1,008 977 951 975 902 EBITDA $ (1,084) $ 15,860 $ (5,771) $ 18,917 $ 13,846 Gain on disposition of real estate assets (891) — — — — Impairment of real estate assets 19,503 1,709 22,187 — 5,680 EBITDAre $ 17,528 $ 17,569 $ 16,416 $ 18,917 $ 19,526 Transaction related 75 64 157 105 167 Amortization of above and below market leases, net (321) (354) (122) (58) (429) Amortization of deferred lease incentives, net 115 104 136 126 124 Loss on extinguishment of debt, net — — — — 1,078 Other adjustments, net 629 50 — — — Proportionate share of Unconsolidated Joint Venture adjustments for items above, as applicable (8) (7) (8) (7) (8) Adjusted EBITDA $ 18,018 $ 17,426 $ 16,579 $ 19,083 $ 20,458 Q2 2025 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 11

___________________________________ (1) Interest rate for variable rate debt represents the interest rate in effect as of June 30, 2025. (2) Includes $355.0 million securitized mortgage loan secured by 19 of the Company's properties (the "CMBS Loan") which bears interest at a fixed rate of 4.971% per annum and matures on February 11, 2027. Also includes $18.0 million fixed rate mortgage loan secured by the San Ramon, California property (the "San Ramon Loan") which bears interest at a fixed rate of 5.90% per annum and matures on December 1, 2031. (3) The Unconsolidated Joint Venture mortgages payable mature on November 27, 2025. The Unconsolidated Joint Venture has one remaining 12-month option to extend the maturity until November 27, 2026 if certain financial and operating covenants and other customary conditions are satisfied. The Unconsolidated Joint Venture mortgages payable have a variable interest rate which is determined, at the election of the borrower, on the basis of Daily Simple SOFR or a base rate, in the case of a SOFR loan, plus a spread of 2.60% per annum, and in the case of a base rate loan, plus a spread of 0.50% per annum. The Unconsolidated Joint Venture entered into interest rate cap agreements to hedge against interest rate volatility on the mortgages payable. Under the agreements, the benchmark rate for the mortgages payable will not exceed 5.50%, effective from November 27, 2024 until November 27, 2025. (4) Under the credit facility revolver, these borrowings which are secured only by a pledge of equity interests of certain of the Company's subsidiaries are treated as unsecured indebtedness. The Company's otherwise unencumbered properties are part of the unencumbered property pool under the credit facility revolver and therefore, generally are not available to simultaneously serve as collateral under other borrowings. (5) The credit facility revolver matures on May 12, 2026. There was $110.0 million outstanding on the credit facility revolver as of June 30, 2025 and it is a variable rate facility with the interest rate determined, at the election of the borrower, on the basis of Daily Simple SOFR, Term SOFR or a base rate, in the case of a SOFR loan, plus 3.35% per annum, and in the case of a base rate loan, plus 2.25% per annum. However, the Company entered into interest rate collar agreements on a total notional amount of $60.0 million to hedge against interest rate volatility on the credit facility revolver. Under the agreements, the benchmark rate for the credit facility revolver floated between no higher than 5.50% per annum and no lower than 4.20% per annum on $25.0 million, and no higher than 5.50% per annum and no lower than 4.035% per annum on $35.0 million, effective from November 13, 2023 until May 12, 2025. Upon the scheduled expiration of the interest rate collar agreements, the Company entered into a new interest rate collar agreement to hedge against interest rate volatility on the credit facility revolver. Under the agreement, the benchmark rate for the credit facility revolver will float between no higher than 4.29% per annum and no lower than 3.28% per annum on a total notional amount of $75.0 million, effective from May 12, 2025 to May 12, 2026. (6) Liquidity represents cash and cash equivalents of $17.7 million, including the Company's proportionate share of cash from the Unconsolidated Joint Venture, as well as $240.0 million available capacity on the Company's credit facility revolver as of June 30, 2025. Q2 2025 SUPPLEMENTAL INFORMATION Capital Structure (unaudited, dollars and shares in thousands, except per share amounts) See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 12 Capitalization Common equity 19.1 % Mortgages payable (2) 59.3 % Credit facility revolver (5) 17.5 % Proportionate share of Unconsolidated Joint Venture debt 4.1 % Fixed vs. Variable Rate Debt Fixed 73.3 % Variable 26.7 % Capitalization Table June 30, 2025 Common stock outstanding 56,307 Stock price $ 2.13 Implied Equity Market Capitalization $ 119,934 Wtd. Avg. Maturity (Years) Wtd Avg. Interest Rate (1) Principal Outstanding Mortgages payable (2) 1.9 5.02% $ 373,000 Proportionate share of Unconsolidated Joint Venture debt (3) 0.4 6.91% 26,042 Total secured debt 1.8 5.14% $ 399,042 Total unsecured credit facility revolver (4) (5) 0.9 7.64% $ 110,000 Total Principal Outstanding 1.6 5.68% $ 509,042 Total Capitalization $ 628,976 Cash and cash equivalents 17,384 Proportionate share of Unconsolidated Joint Venture cash and cash equivalents 329 Enterprise Value $ 611,263 Net Debt/Enterprise Value 80.4 % Net Debt/Gross Real Estate Investments 32.0 % Fixed Charge Coverage Ratio 2.32x Liquidity (6) $ 257,713 Net Debt/Annualized Most Recent Quarter Adjusted EBITDA 6.82x Net Debt/Annualized Year-to-Date Adjusted EBITDA 6.93x

Debt Detail (unaudited, dollars in thousands) Principal Payments Due Total 2025 2026 2027 Thereafter Credit facility revolver (1) $ 110,000 $ — $ 110,000 $ — $ — Mortgages payable (2) 373,000 — — 355,000 18,000 Proportionate share of Unconsolidated Joint Venture debt (3) 26,042 26,042 — — — Total Principal Outstanding $ 509,042 $ 26,042 $ 110,000 $ 355,000 $ 18,000 Debt Type Percentage of Principal Outstanding Weighted Average Interest Rate (4) Weighted Average Years to Maturity Credit facility revolver (1) 21.6% 7.64% 0.9 Mortgages payable (2) 73.3% 5.02% 1.9 Proportionate share of Unconsolidated Joint Venture debt (3) 5.1% 6.91% 0.4 Total 100.0% 5.68% 1.6 Total unsecured debt 21.6% 7.64% 0.9 Total secured debt 78.4% 5.14% 1.8 Total 100.0% 5.68% 1.6 Total fixed-rate debt 73.3% 5.02% 1.9 Total variable-rate debt 26.7% 7.50% 0.8 Total 100.0% 5.68% 1.6 ___________________________________ (1) The credit facility revolver matures on May 12, 2026. There was $110.0 million outstanding on the credit facility revolver as of June 30, 2025 and it is a variable rate facility with the interest rate determined, at the election of the borrower, on the basis of Daily Simple SOFR, Term SOFR or a base rate, in the case of a SOFR loan, plus 3.35% per annum, and in the case of a base rate loan, plus 2.25% per annum. However, the Company entered into interest rate collar agreements on a total notional amount of $60.0 million to hedge against interest rate volatility on the credit facility revolver. Under the agreements, the benchmark rate for the credit facility revolver floated between no higher than 5.50% per annum and now lower than 4.20% per annum on $25.0 million, and no higher than 5.50% per annum and no lower than 4.035% per annum on $35.0 million, effective from November  13, 2023 until May  12, 2025. Upon the scheduled expiration of the interest rate collar agreements, the Company entered into a new interest rate collar agreement to hedge against interest rate volatility on the credit facility revolver. Under the agreement, the benchmark rate for the credit facility revolver will float between no higher than 4.29% per annum and no lower than 3.28% per annum on a total notional amount of $75.0 million, effective from May 12, 2025 to May 12, 2026. (2) Includes $355.0 million securitized mortgage loan secured by 19 of the Company's properties (the "CMBS Loan") which bears interest at a fixed rate of 4.971% per annum and matures on February 11, 2027. Also includes $18.0 million fixed rate mortgage loan secured by the San Ramon, California property (the "San Ramon Loan") which bears interest at a fixed rate of 5.90% per annum and matures on December 1, 2031. (3) The Unconsolidated Joint Venture mortgages payable mature on November 27, 2025. The Unconsolidated Joint Venture has one remaining 12-month option to extend the maturity until November 27, 2026 if certain financial and operating covenants and other customary conditions are satisfied. The Unconsolidated Joint Venture mortgages payable have a variable interest rate which is determined, at the election of the borrower, on the basis of Daily Simple SOFR or a base rate, in the case of a SOFR loan, plus a spread of 2.60% per annum, and in the case of a base rate loan, plus a spread of 0.50% per annum. The Unconsolidated Joint Venture entered into interest rate cap agreements to hedge against interest rate volatility on the mortgages payable. Under the agreements, the benchmark rate for the mortgages payable will not exceed 5.50%, effective from November 27, 2024 until November 27, 2025. (4) Interest rate for variable rate debt represents the interest rate in effect as of June 30, 2025. Q2 2025 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 13

Ratio Analysis (unaudited, dollars in thousands) Three Months Ended June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Interest Coverage Ratio Interest Expense, excluding non-cash amortization (1) $ 7,612 $ 7,738 $ 7,799 $ 7,731 $ 7,553 Adjusted EBITDA (2) 18,018 17,426 16,579 19,083 20,458 Interest Coverage Ratio 2.37x 2.25x 2.13x 2.47x 2.71x Fixed Charge Coverage Ratio Interest Expense, excluding non-cash amortization (1) $ 7,612 $ 7,738 $ 7,799 $ 7,731 $ 7,553 Proportionate share of Unconsolidated Joint Venture adjustments for secured debt principal amortization (3) 145 142 141 138 46 Total fixed charges 7,757 7,880 7,940 7,869 7,599 Adjusted EBITDA (2) 18,018 17,426 16,579 19,083 20,458 Fixed Charge Coverage Ratio 2.32x 2.21x 2.09x 2.43x 2.69x ___________________________________ (1) Refer to the Statements of Operations section for interest expense calculated in accordance with GAAP and to the Definitions section for the required reconciliation to the most directly comparable GAAP financial measure. (2) Refer to the Statements of Operations section for net loss calculated in accordance with GAAP and to the EBITDA, EBITDAre and Adjusted EBITDA section for the required reconciliation to the most directly comparable GAAP financial measure. (3) During the three months ended June 30, 2025, the Company identified an inadvertent error in its calculation of the line item "Proportionate share of Unconsolidated Joint Venture adjustments for secured debt principal amortization" previously reported for the three months ended March 31, 2025. This error has been corrected, and the applicable amounts reported herein for the three months ended March 31, 2025 reflect such correction. The applicable amounts reported in future Supplemental Information Packages under the Fixed Charge Coverage Ratio will also reflect such correction. June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Net Debt Ratios Net Debt (1) $ 491,329 $ 521,410 $ 502,304 $ 494,833 $ 464,342 Annualized Most Recent Quarter Adjusted EBITDA 72,072 69,704 66,316 76,332 81,832 Net Debt to Annualized Most Recent Quarter Adjusted EBITDA Ratio 6.82x 7.48x 7.57x 6.48x 5.67x Net Debt (1) $ 491,329 $ 521,410 $ 502,304 $ 494,833 $ 464,342 Annualized Year-to-Date Adjusted EBITDA (2) 70,888 69,704 82,849 88,360 94,374 Net Debt to Annualized Year-to-Date Adjusted EBITDA Ratio 6.93x 7.48x 6.06x 5.60x 4.92x Net Debt (1) $ 491,329 $ 521,410 $ 502,304 $ 494,833 $ 464,342 Gross Real Estate Investments (1) 1,535,433 1,556,567 1,555,562 1,605,300 1,595,860 Net Debt Leverage Ratio 32.0% 33.5% 32.3% 30.8% 29.1 % Unencumbered Assets/Real Estate Assets Unencumbered Gross Real Estate Investments (1) $ 885,163 $ 909,665 $ 909,312 $ 992,544 $ 983,429 Gross Real Estate Investments (1) 1,535,433 1,556,567 1,555,562 1,605,300 1,595,860 Unencumbered Asset Ratio 57.6% 58.4% 58.5% 61.8% 61.6% ___________________________________ (1) Refer to the Balance Sheets section for total debt and real estate investments, at cost calculated in accordance with GAAP and to the Definitions section for the required reconciliation to the most directly comparable GAAP financial measure. The Company's otherwise unencumbered properties are part of the unencumbered property pool under the credit facility revolver and therefore, generally are not available to simultaneously serve as collateral under other borrowings. (2) Year-to-date Adjusted EBITDA for December 31, 2024 has not been annualized for the purpose of this calculation. Q2 2025 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 14

Credit Facility Revolver Covenants (unaudited) The following is a summary of financial covenants for the Company's credit facility revolver as defined and calculated per the terms of the facility's credit agreement. These calculations are presented to investors to show the Company's compliance with the financial covenants and are not measures of our liquidity or performance. As of June  30, 2025, the Company believes it was in compliance with these covenants based on the covenant limits and calculations in place at that time. Credit Facility Revolver Financial Covenants Required June 30, 2025 Ratio of total indebtedness to total asset value ≤ 60% 41.8% Ratio of adjusted EBITDA to fixed charges ≥ 1.5x 2.32x Ratio of secured indebtedness to total asset value ≤ 40% 33.0% Ratio of unsecured indebtedness to unencumbered asset value ≤ 60% (1) 15.2% Ratio of unencumbered adjusted NOI to unsecured interest expense ≥ 2.00x 5.22x Unencumbered asset value ≥ $500.0 million $704.0 million ___________________________________ (1) If the ratio of unsecured indebtedness to unencumbered asset value exceeds 35% as of the end of two consecutive fiscal quarters, the Company will be required, within 90 days and subject to cure rights, to grant the administrative agent a first priority lien on all the properties included in the pool of unencumbered assets (other than properties identified for disposition by the Company so long as such properties are sold within one year of such identification). Q2 2025 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 15

Net Operating Income (NOI) and Cash NOI (unaudited, dollars in thousands) Three Months Ended June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Rental revenue: Cash rental revenue $ 22,890 $ 23,642 $ 26,821 $ 29,148 $ 30,306 Fixed reimbursements 1,519 1,509 1,459 1,531 1,445 Variable reimbursements 8,580 7,460 8,446 8,786 7,469 Straight-line rental revenue 2,519 3,631 764 (1,283) (240) Amortization of above and below market leases, net 321 354 122 58 429 Amortization of deferred lease incentives, net (115) (104) (136) (126) (124) Other rental revenue 1,388 1,305 685 862 638 Total rental revenue 37,102 37,797 38,161 38,976 39,923 Property operating expense (15,895) (16,450) (16,752) (16,643) (15,757) NOI $ 21,207 $ 21,347 $ 21,409 $ 22,333 $ 24,166 Adjustments: Straight-line rental revenue (2,519) (3,631) (764) 1,283 240 Amortization of above and below market leases, net (321) (354) (122) (58) (429) Amortization of deferred lease incentives, net 115 104 136 126 124 Other non-cash adjustments 48 48 48 48 48 Proportionate share of Unconsolidated Joint Venture Cash NOI 897 896 859 877 855 Cash NOI $ 19,427 $ 18,410 $ 21,566 $ 24,609 $ 25,004 Q2 2025 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 16

Leasing Activity (unaudited, square feet and dollars in thousands) During the periods indicated below, the Company entered into new and renewal leases as summarized in the following tables: Three Months Ended June 30, 2025 New Leases Renewals Total Number of leases 2 2 4 Rentable square feet leased 69 110 179 Weighted average rental rate change (cash basis) (1) (2) N/A 6.2% 6.2 % Tenant rent concessions and leasing costs (3) $ 9,251 $ 373 $ 9,624 Tenant rent concessions and leasing costs per rentable square foot (4) $ 133.06 $ 3.40 $ 53.67 Weighted average lease term (by rentable square feet) (years) (5) 13.0 1.6 6.0 Tenant rent concessions and leasing costs per rentable square foot per year $ 10.26 $ 2.09 $ 8.91 Three Months Ended June 30, 2024 New Leases Renewals Total Number of leases 2 1 3 Rentable square feet leased 57 413 470 Weighted average rental rate change (cash basis) (1) (2) N/A 1.1% 1.1 % Tenant rent concessions and leasing costs (3) $ 11,510 $ 791 $ 12,301 Tenant rent concessions and leasing costs per rentable square foot (4) $ 201.15 $ 1.91 $ 26.14 Weighted average lease term (by rentable square feet) (years) (5) 15.1 4.0 5.3 Tenant rent concessions and leasing costs per rentable square foot per year $ 13.34 $ 0.48 $ 4.89 ____________________________________ (1) Represents weighted average percentage increase or decrease in (i) the annualized monthly cash amount charged to the applicable tenants (including monthly base rent receivables and certain fixed contractually obligated reimbursements by the applicable tenants, which may include estimates) as of the commencement date of the new lease term (excluding any full or partial rent abatement period) compared to (ii) the annualized monthly cash amount charged to the applicable tenants (including the monthly base rent receivables and certain fixed contractually obligated reimbursements by the applicable tenants, which may include estimates) as of the expiration date of the prior lease term. Contractually obligated reimbursements include estimated amortization of certain landlord funded improvements under our United States Government leases. If a space has been or will be vacant for more than 12 months prior to the commencement of a new lease, was previously otherwise not generating full cash rental revenue or if the lease types are not comparable, the lease will be excluded from the rental rate change calculation. (2) Excludes two new leases for approximately 69,000 square feet and two new leases for approximately 57,000 square feet for the three months ended June 30, 2025 and 2024, respectively, that had been or will be vacant for more than 12 months at the time the new lease commences. (3) Includes tenant improvement allowances and base building allowances, certain reimbursable and non-reimbursable landlord funded improvements, leasing commissions and rent concessions (includes estimates of property operating expenses, where applicable). For its multi-tenant properties, the Company has allocated the estimated cost of landlord funded improvements that benefit the property generally and/or the common areas and not the tenant's premises in particular, to the applicable lease based on square footage of the related tenant. (4) Includes reimbursable landlord funded improvements and tenant improvement allowances per rentable square foot of $34.09 for new leases and $4.14 in total for the three months ended June 30, 2024. There were no reimbursable landlord funded improvements or tenant improvement allowances included in the tenant rent concessions and leasing costs for the three months ended June 30, 2025. (5) Weighted average lease term does not include specified periods of the stated lease term during which a tenant has the right to terminate their space without a termination fee, or "non-firm terms." The total weighted average lease term for new leases and renewals executed during the three months ended June 30, 2025 and 2024 would be 6.0 years and 5.3 years, respectively, if such non-firm terms were included. Q2 2025 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 17

Leasing Activity (continued) (unaudited, square feet and dollars in thousands) During the periods indicated below, the Company entered into new and renewal leases as summarized in the following tables: Six Months Ended June 30, 2025 New Leases Renewals (1) Total Number of leases 3 5 8 Rentable square feet leased 229 330 559 Weighted average rental rate change (cash basis) (2) (3) N/A (14.2) % (14.2) % Tenant rent concessions and leasing costs (4) $ 23,343 $ 4,761 $ 28,104 Tenant rent concessions and leasing costs per rentable square foot (5) $ 101.57 $ 14.50 $ 50.35 Weighted average lease term (by rentable square feet) (years) (6) 10.9 3.4 6.5 Tenant rent concessions and leasing costs per rentable square foot per year $ 9.32 $ 4.22 $ 7.74 Six Months Ended June 30, 2024 New Leases Renewals Total Number of leases 4 4 8 Rentable square feet leased 149 429 578 Weighted average rental rate change (cash basis) (2) (3) N/A 2.2% 2.2 % Tenant rent concessions and leasing costs (4) $ 19,942 $ 1,479 $ 21,421 Tenant rent concessions and leasing costs per rentable square foot (5) $ 133.47 $ 3.45 $ 37.01 Weighted average lease term (by rentable square feet) (years) (6) 10.2 4.3 5.8 Tenant rent concessions and leasing costs per rentable square foot per year $ 13.06 $ 0.81 $ 6.39 ____________________________________ (1) Includes the Company's proportionate share of rentable square feet and tenant rent concessions and leasing costs for one 163,000 square foot renewal at a property owned by the Company's Unconsolidated Joint Venture. (2) Represents weighted average percentage increase or decrease in (i) the annualized monthly cash amount charged to the applicable tenants (including monthly base rent receivables and certain fixed contractually obligated reimbursements by the applicable tenants, which may include estimates) as of the commencement date of the new lease term (excluding any full or partial rent abatement period) compared to (ii) the annualized monthly cash amount charged to the applicable tenants (including the monthly base rent receivables and certain fixed contractually obligated reimbursements by the applicable tenants, which may include estimates) as of the expiration date of the prior lease term. Contractually obligated reimbursements include estimated amortization of certain landlord funded improvements under our United States Government leases. If a space has been or will be vacant for more than 12 months prior to the commencement of a new lease or was previously otherwise not generating full cash rental revenue, the lease will be excluded from the rental rate change calculation. (3) Excludes three new leases for approximately 229,000 square feet and four new leases for approximately 149,000 square feet for the six months ended June 30, 2025 and 2024, respectively, that had been or will be vacant for more than 12 months at the time the new lease commences. (4) Includes tenant improvement allowances and base building allowances, certain reimbursable and non-reimbursable landlord funded improvements, leasing commissions and rent concessions (includes estimates of property operating expenses, where applicable). For its multi-tenant properties, the Company has allocated the estimated cost of landlord funded improvements that benefit the property generally and/or the common areas and not the tenant's premises in particular, to the applicable lease based on square footage of the related tenant. (5) Includes reimbursable tenant improvement allowances per rentable square foot of $6.98 for new leases and $2.87 in total for the six months ended June 30, 2025. Includes reimbursable landlord funded improvements and tenant improvement allowances per rentable square foot of $45.07 for new leases, $0.63 for renewals and $12.11 in total for the six months ended June 30, 2024. (6) Weighted average lease term does not include specified periods of the stated lease term during which a tenant has the right to terminate their space without a termination fee, or "non-firm terms." The total weighted average lease term for new leases and renewals executed during the six months ended June 30, 2025 and 2024, would be 6.5 years and 7.0 years, respectively, if such non-firm terms were included. Q2 2025 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 18

Vacant Property Operating Expenses (unaudited, square feet and dollars in thousands for the six months ended June 30, 2025) Square Feet Total Expenses Operating Properties Fully vacant - full period (1) 1,100 $ 4,805 Fully vacant - partial period 415 1,086 Fully vacant subtotal 1,515 5,891 Partially vacant (2) 661 2,594 Total 2,176 $ 8,485 Non-Operating Properties Fully vacant - full period N/A $ 2,480 Fully vacant - partial period N/A 650 Total $ 3,130 Grand Total $ 11,615 ___________________________________ (1) The Company had eight fully vacant Operating Properties as of June 30, 2025. All expenses are a component of property operating expenses in the consolidated statements of operations and represent expenses the Company does not expect to be reimbursed. (2) The Company does not record property operating expenses at the suite level; therefore, the total expenses for the six months ended June 30, 2025 for partially vacant Operating Properties are estimated by multiplying the vacant square feet of the partially vacant Operating Properties by the total annualized expenses per square foot for fully vacant Operating Properties and prorating for the six months ended June 30, 2025. Q2 2025 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 19

Dispositions (unaudited, square feet and dollars in thousands) The following table summarizes the Company's disposition activity during the six months ended June 30, 2025. Date Sold Property Location Square Feet Gross Sales Price Adjusted Sales Price (1) Lease Term (Years) April 8, 2025 Tulsa, OK 108 $4,500 $4,075 Vacant April 10, 2025 Englewood, CO 60 2,550 2,550 Vacant April 10, 2025 Denver, CO 119 12,000 10,003 Vacant May 12, 2025 Oklahoma City, OK 147 7,880 7,395 Vacant Total 434 $26,930 $24,023 ___________________________________ (1) Represents gross sales price less, where applicable, adjustments to and credits against the purchase price agreed to by the Company pursuant to the purchase and sale agreement. Adjusted Sales Price is not net of transaction costs. Q2 2025 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 20

___________________________________________________ Q2 2025 SUPPLEMENTAL INFORMATION Diversification Statistics: Real Estate Portfolio (unaudited, percentages based on portfolio Annualized Base Rent excluding Non-Operating Properties as of June 30, 2025, other than Occupancy Rate and Leased Rate which are based on Rentable Square Feet as of June 30, 2025) See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 21 Tenant Diversification 16.4% 9.4% 6.5% 4.1% 3.8% 3.5% 3.2% 3.1% 3.0% 3.0% General Services Administration Merrill Lynch Ingram Micro Cigna/Express Scripts MDC Holdings Inc. T-Mobile Charter Communications Banner Life Insurance Encompass Health Collins Aerospace Geographic Diversification 17.4% 12.6% 9.2% 8.8% 7.2% 6.5% 4.0% 4.0% 3.9% 3.9% Texas New Jersey New York Kentucky Colorado California Maryland Virginia Georgia Tennessee Industry Diversification 16.8% 15.4% 11.6% 10.3% 8.3% 7.2% 6.2% 5.5% 4.7% 3.7% Government & Public Services Health Care Equipment & Services Financial Institutions Capital Goods Software & Services Materials Telecommunication Services Consumer Durables & Apparel Commercial & Professional Services Transportation Lease Expirations 5.6% 10.7% 13.5% 21.2% 5.3% 6.5% 0.4% 3.3% 3.3% 2.1% 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 Statistics (square feet and dollars in thousands) Operating Properties 66 Unconsolidated Joint Venture Properties 6 Non-Operating Properties 6 Rentable Square Feet 7,780 Annualized Base Rent $ 118,884 Occupancy Rate 77.4 % Leased Rate 79.1 % Weighted Average Remaining Lease Term 5.5 Investment-Grade Tenants 68.5 % NN leases 59.3 % NNN leases 12.3%

Tenants Comprising Over 1% of Annualized Base Rent (unaudited, square feet and dollars in thousands as of June 30, 2025) Tenant Number of Leases Occupied Square Feet % of Total Rentable Square Feet Annualized Base Rent % of Total Annualized Base Rent Credit Rating General Services Administration 15 724 9.3% $ 19,446 16.4 % AA+ Merrill Lynch 1 482 6.2% 11,225 9.4 % A- Ingram Micro 2 330 4.2% 7,770 6.5 % BB Cigna/Express Scripts 2 275 3.5% 4,822 4.1 % A- MDC Holdings Inc. 1 145 1.9% 4,473 3.8 % BBB T-Mobile 3 216 2.8% 4,116 3.5 % BBB Charter Communications 2 264 3.4% 3,863 3.2 % BB+ Banner Life Insurance 1 116 1.5% 3,670 3.1 % A Encompass Health 1 65 0.8% 3,575 3.0 % BB Collins Aerospace 1 207 2.7% 3,513 3.0 % BBB+ Top Ten Tenants 29 2,824 36.3% 66,473 56.0 % Remaining Tenants: Home Depot/HD Supply 2 153 2.0% 3,386 2.8 % A AT&T 1 203 2.6% 3,239 2.7 % BBB Linde 1 175 2.3% 2,886 2.4 % A Maximus 2 168 2.2% 2,673 2.2 % BB+ Citigroup 1 64 0.8% 2,513 2.1 % BBB+ Valent U.S.A. 1 97 1.2% 2,438 2.1 % NR Brown University Health 1 136 1.8% 2,209 1.9 % NR GE Vernova 1 152 2.0% 2,055 1.7 % BBB- Pulte Mortgage 1 95 1.2% 2,053 1.7 % BBB+ NetJets 1 140 1.8% 2,040 1.7 % NR Elementis 1 66 0.9% 1,980 1.7 % NR CVS/Aetna 1 97 1.2% 1,844 1.6 % BBB Day Pitney 1 56 0.7% 1,783 1.5 % NR FedEx 1 90 1.2% 1,623 1.4 % BBB AGCO 1 126 1.6% 1,606 1.4 % BBB- Intermec 1 81 1.0% 1,545 1.3 % A Abbott Laboratories 1 130 1.7% 1,445 1.2 % AA- Becton Dickinson 1 73 0.9% 1,425 1.2 % BBB Ifm Efector 1 45 0.6% 1,345 1.1 % NR Peraton 1 33 0.4% 1,213 1.0 % B- Total 51 5,004 64.4% $ 107,774 90.7 % Q2 2025 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 22

Tenant Industry Diversification (unaudited, square feet and dollars in thousands as of June 30, 2025) Government & Public Services 17 768 9.9% $ 20,006 16.8 % Health Care Equipment & Services 12 975 12.5% 18,361 15.4 % Financial Institutions 2 546 7.0% 13,738 11.6 % Capital Goods 9 737 9.5% 12,254 10.3 % Software & Services 4 422 5.4% 9,879 8.3 % Materials 5 463 6.0% 8,509 7.2 % Telecommunication Services 4 419 5.4% 7,355 6.2 % Consumer Durables & Apparel 2 240 3.1% 6,526 5.5 % Commercial & Professional Services 10 281 3.6% 5,584 4.7 % Transportation 4 279 3.6% 4,449 3.7 % Top Ten Tenant Industries 69 5,130 66.0% 106,661 89.7 % Remaining Tenant Industries: Media & Entertainment 2 264 3.4% 3,863 3.3 % Insurance 1 116 1.5% 3,670 3.1 % Retailing 3 157 2.0% 3,462 2.9 % Energy 1 309 4.0% 613 0.5 % Utilities 1 26 0.3% 394 0.3 % Restaurant 4 15 0.2% 172 0.2 % Real Estate 1 2 — % 49 — % Total 82 6,019 77.4% $ 118,884 100.0 % Industry Number of Leases (1) Occupied Square Feet % of Total Rentable Square Feet Annualized Base Rent % of Total Annualized Base Rent __________________________________ (1) The Company has certain Operating Properties that are subject to multiple leases. Q2 2025 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 23

Lease Expirations (unaudited, square feet and dollars in thousands as of June 30, 2025) Year of Expiration Number of Leases Expiring (1) Occupied Square Feet % of Total Rentable Square Feet Annualized Base Rent % of Total Annualized Base Rent 2025 4 577 7.4% $ 6,626 5.6% 2026 13 599 7.7% 12,733 10.7% 2027 13 1,012 13.0% 16,079 13.5% 2028 13 1,112 14.3% 25,263 21.2% 2029 5 398 5.1% 6,301 5.3% 2030 7 241 3.1% 7,700 6.5% 2031 1 11 0.1% 431 0.4% 2032 3 299 3.9% 3,942 3.3% 2033 3 211 2.7% 3,896 3.3% 2034 4 173 2.2% 2,539 2.1 % Thereafter 15 1,380 17.8% 33,374 28.1 % Subtotal 81 6,013 77.3% 118,884 100.0 % Month-to-Month 1 6 0.1% — — % Total 82 6,019 77.4% $ 118,884 100.0% __________________________________ (1) The Company has certain Operating Properties that are subject to multiple leases. Q2 2025 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 24

Lease Summary (unaudited, square feet and dollars in thousands as of June 30, 2025) Rent Escalations Number of Leases (1) Occupied Square Feet % of Total Rentable Square Feet Annualized Base Rent % of Total Annualized Base Rent Fixed Dollar or Percent Increase 60 5,075 65.2% $ 94,387 79.4 % GSA CPI 13 683 8.8% 18,705 15.7 % CPI 2 145 1.9% 4,058 3.4 % Flat 6 110 1.4% 1,734 1.5 % Month-to-Month 1 6 0.1% — — % Total 82 6,019 77.4% $ 118,884 100.0 % Tenant Expense Obligations Number of Leases (1) Occupied Square Feet % of Total Rentable Square Feet Annualized Base Rent % of Total Annualized Base Rent NN 50 4,074 52.4% $ 70,505 59.3 % Modified Gross 21 1,187 15.2% 33,732 28.4 % NNN 10 753 9.7% 14,592 12.3 % Gross 1 5 0.1% 55 — % Total 82 6,019 77.4% $ 118,884 100.0% __________________________________ (1) The Company has certain Operating Properties that are subject to multiple leases. Q2 2025 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 25

Operating Property Geographic Diversification (unaudited, square feet and dollars in thousands as of June 30, 2025) Texas 15 1,351 17.4% $ 20,664 17.4 % New Jersey 3 714 9.2% 14,988 12.6 % New York 6 766 9.8% 10,959 9.2 % Kentucky 2 458 5.9% 10,431 8.8 % Colorado 3 392 5.0% 8,581 7.2 % California 4 341 4.4% 7,699 6.5 % Maryland 2 236 3.0% 4,778 4.0 % Virginia 2 240 3.1% 4,726 4.0 % Georgia 3 284 3.6% 4,669 3.9 % Tennessee 4 240 3.1% 4,615 3.9 % Top Ten States 44 5,022 64.5% 92,110 77.5 % Remaining States: Missouri 2 207 2.7% 3,033 2.6 % South Carolina 1 64 0.8% 2,513 2.1 % Ohio 2 169 2.2% 2,497 2.1 % Wisconsin 1 155 2.0% 2,416 2.1 % Illinois 2 163 2.1% 2,273 1.9 % Rhode Island 2 206 2.6% 2,209 1.9 % Iowa 2 92 1.2% 2,044 1.7 % West Virginia 1 63 0.8% 1,463 1.2 % Nebraska 2 180 2.3% 1,388 1.2 % Pennsylvania 2 233 3.0% 1,345 1.1 % Oregon 1 69 0.9% 1,188 1.0 % Kansas 2 196 2.5% 1,107 0.9 % Massachusetts 2 378 4.9% 742 0.6 % Idaho 1 35 0.4% 741 0.6 % Oklahoma 1 330 4.2% 718 0.6 % Indiana 1 83 1.1% 592 0.5 % Minnesota 1 39 0.5% 505 0.4 % Arizona 1 90 1.2% — — % Florida 1 6 0.1% — — % Total 72 7,780 100.0% $ 118,884 100.0 % Location Number of Properties Rentable Square Feet % of Total Rentable Square Feet Annualized Base Rent % of Total Annualized Base Rent Q2 2025 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 26

Operating Property Type (unaudited, square feet and dollars in thousands as of June 30, 2025) Property Type Number of Properties Rentable Square Feet % of Total Rentable Square Feet Annualized Base Rent % of Total Annualized Base Rent Traditional Office 44 5,811 74.7% $ 80,646 67.8 % Governmental 16 788 10.1% 20,058 16.9 % Flex/Industrial 6 758 9.8% 8,375 7.1 % Flex/Laboratory and R&D 4 268 3.4% 6,230 5.2 % Medical Office 2 155 2.0% 3,575 3.0 % Total 72 7,780 100.0% $ 118,884 100.0 % Q2 2025 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 27

Full Portfolio (1) (unaudited, as of June 30, 2025) Commercial & Professional Services 4335 Paredes Line Road Brownsville, TX 78 100.0% 100.0% 2.9 $ 1,566 Telecommunication Services 3750 Wheeler Road Augusta, GA 78 100.0% 100.0% 2.3 1,746 Telecommunication Services 4080 27th Court SE Salem, OR 69 100.0% 100.0% 1.8 1,188 Financial Institutions 11 eWall Street Mount Pleasant, SC 64 100.0% 100.0% 0.3 2,513 Health Care Equipment & Services 8455 University Place Drive St. Louis, MO 181 100.0% 100.0% 3.5 2,639 Government & Public Services 2305 Hudson Boulevard Brownsville, TX 11 100.0% 100.0% 8.6 351 Government & Public Services 257 Bosley Industrial Park Parkersburg, WV 63 100.0% 100.0% 13.9 1,463 Government & Public Services 2805 Pine Mill Road Paris, TX 11 100.0% 100.0% 6.2 431 Government & Public Services 3381 U.S. Highway 277 Eagle Pass, TX 20 100.0% 100.0% 12.8 555 Government & Public Services 2475 Cliff Creek Crossing Dr Dallas, TX 17 100.0% 100.0% 5.3 678 Government & Public Services 3644 Avtech Parkway Redding, CA 44 100.0% 100.0% 1.3 1,348 Government & Public Services 5100 W 36th Street Minneapolis, MN 39 100.0% 100.0% 4.8 505 Government & Public Services 4551 State Route 11 (E) Malone, NY 29 100.0% 100.0% 1.0 1,162 Government & Public Services 2600 Voyager Avenue Sioux City, IA 11 100.0% 100.0% 1.1 499 Government & Public Services 135 Circle Lane Knoxville, TN 26 100.0% 100.0% 1.1 740 Health Care Equipment & Services 2304 State Highway 121 Bedford, TX 65 100.0% 100.0% 5.3 3,575 Government & Public Services 3369 U.S. Highway 277 Eagle Pass, TX 9 100.0% 100.0% 13.6 311 Transportation 942 S. Shady Grove Road Memphis, TN 90 100.0% 100.0% 9.5 1,623 Transportation 4151 Bridgeway Avenue Columbus, OH 140 100.0% 100.0% 6.8 2,040 Capital Goods 601 Third Street SE Cedar Rapids, IA 81 100.0% 100.0% 2.7 1,545 Health Care Equipment & Services 15 LaSalle Square Providence, RI 136 100.0% 100.0% 10.8 2,209 Materials 100 Sci Park Boulevard East Windsor, NJ 66 100.0% 100.0% 6.9 1,980 Media & Entertainment 6005 Fair Lakes Road East Syracuse, NY 109 100.0% 100.0% 0.4 1,447 Government & Public Services 310 Canaveral Groves Blvd Cocoa, FL 6 100.0% 100.0% — — Government & Public Services 103 & 104 Airport Road Grangeville, ID 35 100.0% 100.0% 2.3 741 Government & Public Services 2901 Alta Mesa Boulevard Fort Worth, TX 16 100.0% 100.0% 0.6 592 Government & Public Services 59 Dunning Way Plattsburgh, NY 13 100.0% 100.0% 8.3 580 Vacant 480 Jefferson Boulevard Warwick, RI 70 — % — % — — Capital Goods 1800 Nelson Road Longmont, CO 152 100.0% 100.0% 9.3 2,055 Health Care Equipment & Services 1850 Norman Drive North Waukegan, IL 130 100.0% 100.0% 7.0 1,445 Health Care Equipment & Services 1333 - 1385 East Shaw Avenue Fresno, CA 127 76.4% 76.4% 1.9 1,844 Telecommunication Services 2270 Lakeside Boulevard Richardson, TX 203 100.0% 100.0% 1.8 3,239 Health Care Equipment & Services 5859 Farinon Drive San Antonio, TX 96 76.0% 76.0% 0.8 1,425 Energy 202 S. Cheyenne Tulsa, OK 330 97.0% 97.0% 1.1 718 Consumer Durables & Apparel 4350 South Monaco Street Denver, CO 145 100.0% 100.0% 3.3 4,473 Vacant 2250 Lakeside Boulevard Richardson, TX 116 — % — % — — Commercial & Professional Services 3833 Greenway Drive Lawrence, KS 90 100.0% 100.0% 2.9 1,107 Vacant 2201 Noria Road Lawrence, KS 106 — % — % — — Materials 1585 Sawdust Road The Woodlands, TX 175 100.0% 100.0% 7.9 2,886 Consumer Durables & Apparel 7390 S. Iola Street Englewood, CO 95 100.0% 100.0% 0.1 2,053 Vacant 41 Moores Road Malvern, PA 188 — % — % — — Media & Entertainment 1254-1320 N. MLK Jr. Drive Milwaukee, WI 155 100.0% 100.0% 2.0 2,416 Telecommunication Services 695 Grassmere Park Nashville, TN 69 100.0% 100.0% 1.6 1,182 Commercial & Professional Services 1575 Sawdust Road The Woodlands, TX 153 78.4% 78.4% 3.3 2,442 Industry Address Rentable Square Feet Occupancy Rate Leased Rate Weighted Average Remaining Lease Term Annualized Base Rent Q2 2025 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 28

Retailing 101 Riverview Parkway Santee, CA 73 100.0% 100.0% 3.4 2,069 Materials 6752 Baymeadow Drive Glen Burnie, MD 120 100.0% 100.0% 1.5 1,108 Vacant 6655 North MacArthur Boulevard Irving, TX 172 — % — % — — Government & Public Services 333 Scott St & 300 Madison Ave Covington, KY 438 96.1% 96.1% 3.1 10,102 Software & Services 1759 Wehrle Drive Amherst, NY 170 100.0% 100.0% 0.8 2,985 Capital Goods 22640 Davis Drive Sterling, VA 207 100.0% 100.0% 3.8 3,513 Capital Goods 1100 Atwater Drive, Lot 11A Malvern, PA 45 100.0% 100.0% 3.1 1,345 Health Care Equipment & Services 7353 Company Drive Indianapolis, IN 83 100.0% 100.0% 2.3 592 Health Care Equipment & Services 1640 Dallas Parkway Plano, TX 209 56.0% 56.0% 2.3 2,613 Capital Goods 1705 Kellie Drive Blair, NE 30 100.0% 100.0% 9.5 492 Software & Services 777 Research Road Lincoln, NE 150 39.3% 96.5% 2.8 896 Software & Services 249 - 257 West Genesee Street Buffalo, NY 415 38.6% 38.6% 10.8 4,785 Insurance 3275 Bennett Creek Avenue Urbana, MD 116 100.0% 100.0% 14.2 3,670 Health Care Equipment & Services 100 Airpark Center Drive East Nashville, TN 55 100.0% 100.0% 5.3 1,070 Retailing 3074 Chastain Meadows Pkwy NW Kennesaw, GA 80 100.0% 100.0% 2.8 1,317 Capital Goods 4205 River Green Parkway Duluth, GA 126 100.0% 100.0% 1.1 1,606 Commercial & Professional Services 8 Sylvan Way Parsippany, NJ 166 33.7% 61.5% 15.5 1,783 Vacant 174 & 176 Middlesex Turnpike Bedford, MA 328 — % — % — — Financial Institutions 1500-1600 American Boulevard Hopewell, NJ 482 100.0% 100.0% 10.4 11,225 Vacant 3003 N. 3rd Street Phoenix, AZ 90 — % — % — — Vacant 395 S. Youngs Road Amherst, NY 30 — % — % — — Materials 4600 Norris Canyon Road San Ramon, CA 97 100.0% 100.0% 14.2 2,438 Capital Goods 70 Mechanic Street Foxboro, MA 50 100.0% 100.0% 2.4 742 Health Care Equipment & Services 577 Aptakisic Road Lincolnshire, IL 33 100.0% 100.0% 11.4 828 Transportation 360 Westar Boulevard Westerville, OH 29 100.0% 100.0% 6.5 457 Software & Services 12975 Worldgate Drive Herndon, VA 33 100.0% 100.0% 4.6 1,213 Transportation 580 Atlas Air Way Erlanger, KY 20 100.0% 100.0% 10.8 329 Utilities 700 Market Street St. Louis, MO 26 100.0% 100.0% 9.7 394 Industry Address Rentable Square Feet Occupancy Rate Leased Rate Weighted Average Remaining Lease Term Annualized Base Rent __________________________________ (1) Includes the properties owned by the Company's Unconsolidated Joint Venture and excludes Non-Operating Properties. Q2 2025 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 29

Non-Operating Properties (unaudited, dollars in thousands as of June 30, 2025) 1411 - 1435 Lake Cook Road Deerfield, IL (1) Land 37.4 N/A $ 11,113 Address Category Acres Building Square Feet Net Carrying Value __________________________________ (1) Includes six properties designated as Non-Operating Properties. No building square footage is associated with these properties due to ongoing demolition of the buildings on the campus. Q2 2025 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 30

Unconsolidated Joint Venture Investment Summary (unaudited, square feet and dollars in thousands) The following table summarizes the Company's investments in the Arch Street Unconsolidated Joint Venture as of June 30, 2025. Property Legal Ownership Percentage (1) Tenant Industry Proportionate Share of Gross Real Estate Investments Proportionate Share of Rentable Square Feet Proportionate Share of Annualized Base Rent Proportionate Share of Principal Outstanding Schneider Electric - Foxboro, MA 20% Capital Goods $ 8,336 50 $ 742 $ 4,976 Sysmex - Lincolnshire, IL 20% Health Care Equipment & Services 9,239 33 828 5,076 DHL - Westerville, OH 20% Transportation 6,676 29 457 3,883 Peraton - Herndon, VA 20% Software & Services 9,850 33 1,213 5,566 Atlas Air - Erlanger, KY 20% Transportation 5,330 20 329 3,032 Spire Energy - St. Louis, MO 20% Utilities 6,159 26 394 3,509 $ 45,590 191 $ 3,963 $ 26,042 __________________________________ (1) Legal ownership percentage may, at times, not equal the Company's economic interest because of various provisions in the joint venture agreement regarding capital contributions, distributions of cash flow based on capital account balances and allocations of profits and losses. Q2 2025 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 31

Annualized Base Rent is the monthly aggregate cash amount charged to tenants under our leases (including monthly base rent receivables and certain fixed contractually obligated reimbursements by our tenants), as of the final date of the applicable period, multiplied by 12, including the Company's proportionate share of such amounts related to the Unconsolidated Joint Venture. Annualized Base Rent is not indicative of future performance. Average Capitalization Rate represents annualized average estimated Cash NOI of the property over the tenant's lease term divided by gross purchase price. Cash Capitalization Rate represents annualized first year estimated Cash NOI of the property divided by gross purchase price. CPI refers to a lease in which base rent is adjusted based on changes in a consumer price index. Credit Rating of a tenant refers to the Standard & Poor's or Moody's credit rating and such rating also may reflect the rating assigned by Standard & Poor's or Moody's to the lease guarantor or the parent company as applicable. Double Net Lease ("NN") is a lease under which the tenant agrees to pay all operating expenses associated with the property (e.g., real estate taxes, insurance, maintenance), but excludes some or all major repairs (e.g., roof, structure, parking lot, in each case, as further defined in the applicable lease). Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") and Adjusted EBITDA Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. ("Nareit"), an industry trade group, has promulgated a supplemental performance measure known as Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate. Nareit defines EBITDAre as net income (loss) computed in accordance with GAAP, adjusted for interest expense, income tax expense (benefit), depreciation and amortization, impairment write-downs on real estate, gains or losses from disposition of property and our proportionate share of EBITDAre adjustments related to the Unconsolidated Joint Venture. We calculated EBITDAre in accordance with Nareit's definition described above. In addition to EBITDAre, we use Adjusted EBITDA as a non-GAAP supplemental performance measure to evaluate the operating performance of the Company. Adjusted EBITDA, as defined by the Company, represents EBITDAre, modified to exclude non- routine items such as transaction related expenses. We also exclude certain non-cash items such as impairments of intangible and right of use assets, gains or losses on derivatives, gains or losses on the extinguishment or forgiveness of debt, amortization of intangibles, above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities and our proportionate share of Adjusted EBITDA adjustments related to the Unconsolidated Joint Venture. Management believes that excluding these costs from EBITDAre provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. Therefore, EBITDAre and Adjusted EBITDA should not be considered as an alternative to net income (loss), as determined under GAAP. The Company uses Adjusted EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the effectiveness of the Company's strategies. EBITDAre and Adjusted EBITDA may not be comparable to similarly titled measures of other companies. Enterprise Value equals the sum of the Implied Equity Market Capitalization and Net Debt, in each case, as of an applicable date. Fixed Charge Coverage Ratio is (a) Adjusted EBITDA divided by (b) the sum of (i) Interest Expense, excluding non-cash amortization and (ii) secured debt principal amortization on Adjusted Principal Outstanding. Management believes that Fixed Charge Coverage Ratio is a useful supplemental measure of our ability to satisfy fixed financing obligations. Fixed Dollar or Percent Increase refers to a lease that requires contractual rent increases during the term of the lease agreement. A Fixed Dollar or Percent Increase lease may include a period of free rent at the beginning or end of the lease. Flat refers to a lease that requires equal rent payments, with no contractual increases, throughout the term of the lease agreement. A Flat lease may include a period of free rent at the beginning or end of the lease. Q2 2025 SUPPLEMENTAL INFORMATION Definitions (unaudited, in thousands, except share and per share data) Orion Properties Inc. | WWW.ONLREIT.COM | 32

Funds Available for Distribution ("FAD") Funds available for distribution, as defined by the Company, represents Core FFO, as defined below, modified to exclude capital expenditures and leasing costs, as well as certain non-cash items such as amortization of above market leases, net of amortization of below market lease liabilities, straight-line rental revenue, amortization of the Unconsolidated Joint Venture basis difference and our proportionate share of FAD adjustments related to the Unconsolidated Joint Venture. Management believes that adjusting these items from Core FFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides useful information regarding the Company's ability to fund its dividend. However, not all REITs calculate FAD and those that do may not calculate FAD the same way, so comparisons with other REITs may not be meaningful. FAD should not be considered as an alternative to net income (loss) or cash flow provided by (used in) operating activities as determined under GAAP. Nareit Funds from Operations ("Nareit FFO" or "FFO") and Core Funds from Operations ("Core FFO") Due to certain unique operating characteristics of real estate companies, as discussed below, Nareit has promulgated a supplemental performance measure known as FFO, which we believe to be an appropriate supplemental performance measure to reflect the operating performance of the Company. FFO is not equivalent to our net income (loss) as determined under GAAP. Nareit defines FFO as net income (loss) computed in accordance with GAAP adjusted for gains or losses from disposition of real estate assets, depreciation and amortization of real estate assets, impairment write-downs on real estate, and our proportionate share of FFO adjustments related to the Unconsolidated Joint Venture. We calculate FFO in accordance with Nareit's definition described above. In addition to FFO, we use Core FFO as a non-GAAP supplemental financial performance measure to evaluate the operating performance of the Company. Core FFO, as defined by the Company, excludes from FFO items that we believe do not reflect the ongoing operating performance of our business such as transaction related expenses, amortization of deferred financing costs, amortization of deferred lease incentives, net, equity-based compensation, amortization of premiums and discounts on debt, net and gains or losses on extinguishment of swaps and/or debt, and our proportionate share of Core FFO adjustments related to the Unconsolidated Joint Venture. We believe that FFO and Core FFO allow for a comparison of the performance of our operations with other publicly-traded REITs, as FFO and Core FFO, or a substantially similar measure, are routinely reported by publicly-traded REITs, each adjust for items that we believe do not reflect the ongoing operating performance of our business and we believe are often used by analysts and investors for comparison purposes. For all of these reasons, we believe FFO and Core FFO, in addition to net income (loss), as determined under GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which our management evaluates the performance of the Company over time. However, not all REITs calculate FFO and Core FFO the same way, so comparisons with other REITs may not be meaningful. FFO and Core FFO should not be considered as alternatives to net income (loss) and are not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs. Neither the SEC, Nareit, nor any other regulatory body has evaluated the acceptability of the exclusions used to adjust FFO in order to calculate Core FFO and its use as a non-GAAP financial performance measure. GAAP is an abbreviation for generally accepted accounting principles in the United States. Gross Lease is a lease under which the landlord is responsible for all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs). Gross Real Estate Investments represent total gross real estate and related assets of Operating Properties and the Company's proportionate share of such amounts related to properties owned by the Unconsolidated Joint Venture, net of gross intangible lease liabilities. Gross Real Estate Investments should not be considered as an alternative to the Company's real estate investments balance as determined under GAAP or any other GAAP financial measures and should only be considered together with, and as a supplement to, the Company's financial information prepared in accordance with GAAP. Q2 2025 SUPPLEMENTAL INFORMATION Definitions (continued) (unaudited, in thousands, except share and per share data) Orion Properties Inc. | WWW.ONLREIT.COM | 33

The following table shows a reconciliation of Gross Real Estate Investments to the amounts presented in accordance with GAAP on the balance sheets for the periods presented (in thousands): June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Total real estate investments, at cost - as reported $ 1,263,600 $ 1,281,892 $ 1,282,452 $ 1,324,778 $ 1,283,456 Adjustments: Gross intangible lease assets 275,560 278,405 284,108 292,481 307,744 Gross intangible lease liabilities (38,660) (38,660) (45,473) (46,411) (29,779) Non-Operating Properties total real estate investments, at cost (11,113) (11,113) (11,113) (11,113) (11,113) Proportionate share of Unconsolidated Joint Venture Gross Real Estate Investments 46,046 46,043 45,588 45,565 45,552 Gross Real Estate Investments $ 1,535,433 $ 1,556,567 $ 1,555,562 $ 1,605,300 $ 1,595,860 GSA CPI refers to a General Services Administration ("GSA") lease that includes a contractually obligated operating cost component of rent which is adjusted annually based on changes in a consumer price index. Implied Equity Market Capitalization equals shares of common stock outstanding as of an applicable date, multiplied by the closing sale price of the Company's stock as reported on the New York Stock Exchange on such date. Industry is derived from the Global Industry Classification Standard ("GICS") Methodology that was developed by Morgan Stanley Capital International ("MSCI") in collaboration with S&P Dow Jones Indices to establish a global, accurate, complete and widely accepted approach to defining industries and classifying securities by industry. Interest Coverage Ratio equals Adjusted EBITDA divided by Interest Expense, excluding non-cash amortization. Management believes that Interest Coverage Ratio is a useful supplemental measure of our ability to service our debt obligations. Interest Expense, excluding non-cash amortization is a non-GAAP measure that represents interest expense incurred on the outstanding principal balance of our debt and the Company's proportionate share of the Unconsolidated Joint Venture's interest expense incurred on its outstanding principal balance. This measure excludes the amortization of deferred financing costs, premiums and discounts, which is included in interest expense in accordance with GAAP. Interest Expense, excluding non-cash amortization should not be considered as an alternative to the Company's interest expense as determined under GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company's financial information prepared in accordance with GAAP. The following table shows a reconciliation of Interest Expense, excluding non-cash amortization to interest expense presented in accordance with GAAP on the statements of operations for the periods presented (in thousands): Three Months Ended June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Interest expense, net - as reported $ 8,016 $ 8,156 $ 8,263 $ 8,170 $ 8,058 Adjustments: Amortization of deferred financing costs and other non-cash charges (922) (912) (928) (920) (914) Proportionate share of Unconsolidated Joint Venture Interest Expense, excluding non-cash amortization 518 494 464 481 409 Interest Expense, excluding non-cash amortization $ 7,612 $ 7,738 $ 7,799 $ 7,731 $ 7,553 Investment-Grade Tenants are those with a Credit Rating of BBB- or higher from Standard & Poor’s or a Credit Rating of Baa3 or higher from Moody’s. The ratings may reflect those assigned by Standard & Poor’s or Moody’s to the lease guarantor or the parent company, as applicable. Q2 2025 SUPPLEMENTAL INFORMATION Definitions (continued) (unaudited, in thousands, except share and per share data) Orion Properties Inc. | WWW.ONLREIT.COM | 34

Leased Rate equals the sum of Leased Square Feet divided by Rentable Square Feet and includes the Company's proportionate share of such amounts related to the Unconsolidated Joint Venture, in each case, as of an applicable date. Leased Square Feet is Rentable Square Feet leased for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates and includes such amounts related to the Unconsolidated Joint Venture. Modified Gross Lease is a lease under which the landlord is responsible for most expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs), but passes through some operating expenses to the tenant. Month-to-Month refers to a lease that is outside of the contractual lease expiration, but the tenant has not vacated and continues to pay rent which may also include holdover rent if applicable. Net Debt, Principal Outstanding and Adjusted Principal Outstanding  Principal Outstanding is a non-GAAP measure that represents the Company's outstanding principal debt balance, excluding certain GAAP adjustments, such as premiums and discounts, financing and issuance costs, and related accumulated amortization. Adjusted Principal Outstanding includes the Company's proportionate share of the Unconsolidated Joint Venture's outstanding principal debt balance. We believe that the presentation of Principal Outstanding and Adjusted Principal Outstanding, which show our contractual debt obligations, provides useful information to investors to assess our overall financial flexibility, capital structure and leverage. Principal Outstanding and Adjusted Principal Outstanding should not be considered as alternatives to the Company's consolidated debt balance as determined under GAAP or any other GAAP financial measures and should only be considered together with, and as a supplement to, the Company's financial information prepared in accordance with GAAP. Net Debt is a non-GAAP measure used to show the Company's Adjusted Principal Outstanding, less all cash and cash equivalents and the Company's proportionate share of the Unconsolidated Joint Venture's cash and cash equivalents, and less cash deposited with the credit facility lenders that was, in accordance with the terms of the credit facility revolver, used to prepay borrowings upon expiration or termination of the Company’s interest rate swap agreements. We believe that the presentation of Net Debt provides useful information to investors because our management reviews Net Debt as part of its management of our overall liquidity, financial flexibility, capital structure and leverage. The following table shows a reconciliation of Net Debt, Principal Outstanding and Adjusted Principal Outstanding to the amounts presented in accordance with GAAP on the balance sheets for the periods presented (in thousands): June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Mortgages payable, net $ 371,587 $ 371,403 $ 371,222 $ 353,373 $ 353,200 Credit facility revolver 110,000 132,000 119,000 130,000 107,000 Total debt - as reported 481,587 503,403 490,222 483,373 460,200 Deferred financing costs, net 1,413 1,597 1,778 1,627 1,800 Principal Outstanding 483,000 505,000 492,000 485,000 462,000 Proportionate share of Unconsolidated Joint Venture Principal Outstanding 26,042 26,187 26,329 27,148 27,286 Adjusted Principal Outstanding $ 509,042 $ 531,187 $ 518,329 $ 512,148 $ 489,286 Cash and cash equivalents (17,384) (9,384) (15,600) (16,564) (24,224) Proportionate share of Unconsolidated Joint Venture cash and cash equivalents (329) (393) (425) (751) (720) Net Debt $ 491,329 $ 521,410 $ 502,304 $ 494,833 $ 464,342 Net Debt Leverage Ratio equals Net Debt divided by Gross Real Estate Investments. Q2 2025 SUPPLEMENTAL INFORMATION Definitions (continued) (unaudited, in thousands, except share and per share data) Orion Properties Inc. | WWW.ONLREIT.COM | 35

Net Operating Income ("NOI") and Cash NOI NOI is a non-GAAP performance measure used to evaluate the operating performance of a real estate company. NOI represents total revenues less property operating expenses and excludes fee revenue earned for services to the Unconsolidated Joint Venture, impairment, depreciation and amortization, general and administrative expenses, and transaction related expenses. Cash NOI excludes the impact of certain GAAP adjustments included in rental revenue, such as straight-line rental revenue, amortization of above-market intangible lease assets and below-market lease intangible liabilities, and amortization of deferred lease incentives. Cash NOI includes the proportionate share of such amounts from properties owned by the Unconsolidated Joint Venture. It is management's view that NOI and Cash NOI provide investors relevant and useful information because it reflects only income and operating expense items that are incurred at the property level and presents them on an unleveraged basis. NOI and Cash NOI should not be considered as an alternative to operating income in accordance with GAAP. Further, NOI and Cash NOI may not be comparable to similarly titled measures of other companies. The following table shows the calculation of NOI and Cash NOI for the periods presented (in thousands): Three Months Ended June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Total revenues $ 37,305 $ 38,001 $ 38,363 $ 39,178 $ 40,124 Less: total operating expenses (55,239) (39,141) (63,018) (41,129) (64,762) Fee income from unconsolidated joint venture (203) (204) (202) (202) (201) Transaction related 75 64 157 105 167 General and administrative 4,838 4,896 6,133 4,468 4,544 Depreciation and amortization 14,928 16,022 17,789 19,913 38,614 Impairment of real estate assets 19,503 1,709 22,187 — 5,680 NOI 21,207 21,347 21,409 22,333 24,166 Straight-line rental revenue (2,519) (3,631) (764) 1,283 240 Amortization of above and below market leases, net (321) (354) (122) (58) (429) Amortization of deferred lease incentives, net 115 104 136 126 124 Other non-cash adjustments 48 48 48 48 48 Proportionate share of Unconsolidated Joint Venture Cash NOI 897 896 859 877 855 Cash NOI $ 19,427 $ 18,410 $ 21,566 $ 24,609 $ 25,004 Non-Operating Properties refers to all properties owned and consolidated by the Company as of the applicable date which have been excluded from Operating Properties due to the properties being vacant and repositioned, redeveloped, developed or held for sale. Occupancy Rate equals the sum of Occupied Square Feet divided by Rentable Square Feet and includes the Company's proportionate share of such amounts related to the Unconsolidated Joint Venture, in each case, as of an applicable date. Occupied Square Feet is Rentable Square Feet leased for which revenue recognition has commenced in accordance with GAAP and includes such amounts related to the Unconsolidated Joint Venture. Operating Properties refers to all properties owned and consolidated by the Company as of the applicable date, excluding Non- Operating Properties. Property Operating Expense includes reimbursable and non-reimbursable costs to operate a property, including real estate taxes, utilities, insurance, repairs, maintenance, legal, property management fees, etc. Rentable Square Feet is leasable square feet of Operating Properties and the Company's proportionate share of leasable square feet of properties owned by the Unconsolidated Joint Venture. Q2 2025 SUPPLEMENTAL INFORMATION Definitions (continued) (unaudited, in thousands, except share and per share data) Orion Properties Inc. | WWW.ONLREIT.COM | 36

Triple Net Lease ("NNN") is a lease under which the tenant agrees to pay all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs in accordance with the lease terms). Unconsolidated Joint Venture or Arch Street Joint Venture means the Company's investment in the unconsolidated joint venture with an affiliate of Arch Street Capital Partners, LLC. Unencumbered Asset Ratio equals Unencumbered Gross Real Estate Investments divided by Gross Real Estate Investments. Management believes that Unencumbered Asset Ratio is a useful supplemental measure of our overall liquidity and leverage. Unencumbered Gross Real Estate Investments equals Gross Real Estate Investments, excluding Gross Real Estate Investments related to properties serving as collateral for the Company's CMBS Loan and San Ramon Loan and the Company's proportionate share of properties owned by the Unconsolidated Joint Venture that are pledged as collateral under mortgage debt. Unencumbered Gross Real Estate Investments includes otherwise unencumbered properties which are part of the unencumbered property pool under our credit facility and therefore generally are not available to simultaneously serve as collateral under other borrowings. Weighted Average Remaining Lease Term is the number of years remaining on each respective lease as of the applicable date, weighted based on Annualized Base Rent and includes the years remaining on each of the respective leases of the Unconsolidated Joint Venture, weighted based on the Company's proportionate share of Annualized Base Rent related to the Unconsolidated Joint Venture. Q2 2025 SUPPLEMENTAL INFORMATION Definitions (continued) (unaudited, in thousands, except share and per share data) Orion Properties Inc. | WWW.ONLREIT.COM | 37